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                                                                    EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13A-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934

In connection with the quarterly report on Form 10-Q of Cox Communications, Inc. (the "Company") for the period ended June 30, 2005, as filed with the Securities and Exchange Commission as of the date hereof, I, James O. Robbins, Chief Executive Officer of the Company, and I, William J. Fitzsimmons, Vice President of Accounting and Financial Planning and Analysis and Chief Accounting Officer and acting chief financial officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ James O. Robbins
                                             -----------------------------------
                                             Name: James O. Robbins
                                             Title: Chief Executive Officer
                                             Date: August 9, 2005

                                             /s/ William J. Fitzsimmons
                                             -----------------------------------
                                             Name: William J. Fitzsimmons
                                             Title: Vice President of Accounting
                                             and Financial Planning and Analysis
                                             and Chief Accounting Officer
                                             Date: August 9, 2005

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other documentation authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, has been provided to Cox and will be retained by Cox and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the quarterly report on Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Cox under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the quarterly report on Form 10-Q, irrespective of any general incorporation language contained in such filing).